SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934

                               October 22, 1999
                       ---------------------------------
                       (Date of earliest event reported)

                             CINCINNATI BELL INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

             Ohio                  1-8519                  31-1056105
             ----                  ------                  ----------
       (State or other           (Commission            (I.R.S. Employer
        jurisdiction of              File                Identification
         organization)              Number)                  Number)

           201 East Fourth Street
              Cincinnati, Ohio                                   45202
--------------------------------------                           -----
(Address of principal executive offices)                      (Zip Code)

                                (513) 397-9900
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

Item 5.  Other Events

          The press release of Cincinnati Bell Inc. dated October 22, 1999 regarding its third quarter financial results for the quarterly period ended September 30, 1999 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CINCINNATI BELL INC.

                                        by:

                                            /s/ Thomas E. Taylor
                                            ------------------------------
                                            Name:  Thomas E. Taylor
                                            Title: General Counsel and
                                                   Secretary

Date: October 22, 1999

                                 Exhibit Index

      Exhibit No.                 Exhibit                              Page No.
      -----------      --------------------------------                --------
        99.1           Press Release of Cincinnati Bell
                       Inc. dated October 22, 1999.

CONTACT:  Hugh Anderson
          Director Investor Relations
          (513) 397-7877


          CINCINNATI BELL DELIVERS STRONG REVENUE AND MARGIN GROWTH

         Wireless, Value-Added Services, Broadband Lead Revenue Gains

                            FOR IMMEDIATE RELEASE

CINCINNATI, OHIO, October 22, 1999 - Cincinnati Bell Inc. (NYSE:CSN) today reported sharp increases in revenues, EBITDA and earnings per share for the third quarter, compared with the same period last year.

For the quarter, revenues increased 18 percent to $262.4 million, EBITDA increased 21 percent to $91.6 million, and EPS from continuing operations increased 47 percent to 22 cents.

"I am very pleased with these excellent results," Cincinnati Bell President and CEO Rick Ellenberger said. "We continue to attack our Midwest market opportunities aggressively, generating strong demand for our wireless, data, e-commerce and value-added communications services. These results confirm that our management team remains focused on growth, while leveraging margins by keeping costs in check."

FINANCIAL HIGHLIGHTS

o Double-Digit Growth - Revenue growth continued to accelerate in the third quarter, topping growth of 12 percent and 16 percent, respectively, in the first and second quarters this year.

o Strong Operating Cost Controls - Excluding costs of our PCS wireless business, cash operating expenses were down 4 percent in the third quarter from the third quarter last year.

o Increasing Margins - Excluding PCS wireless, EBITDA (earnings before interest expense, income taxes, depreciation and amortization) margin increased for the fifth straight quarter, to 40 percent. That is up from 34 percent in the third quarter last year. Including wireless, third-quarter EBITDA margin was 35 percent.

o Bottom-line leverage - Net income from continuing operations increased 42 percent to $29.8 million, or 22 cents per diluted shares for the third quarter.

o DSL subscribers - DSL subscriber additions accelerated during the quarter, increasing by 4,000, or nearly 50 percent, to about 12,000 at the end of the third quarter. Cincinnati Bell's Zoom-Town branded DSI service is now available to about 68 percent of households in Cincinnati Bell's market. Of those, about 2.4 percent subscribe to Zoom-Town.

o Wireless subscribers - Penetration reached 5.6 percent of covered POPs in the Cincinnati/Dayton market, with 112,000 subscribers in September, up from 88,000 in June. Average monthly revenue was a robust $78 per subscriber.

o Complete Connections - More than 10 percent of Cincinnati-area households subscribe to Cincinnati Bell's all-in-one bundle of 20 residential calling services plus phone line. Each new Complete Connections sale represented an average $6 in incremental monthly revenue per household in the quarter. Total value-added services revenues increased 32 percent.

o Broadband and Internet services - High-speed access on a voice-grade equivalent basis was up 35 percent. Revenues from related data services grew 33 percent. Subscribers to Cincinnati Bell's FUSE Internet access service increased 67 percent.

For the first nine months of 1999, Cincinnati Bell's revenues increased 15 percent to $758.2 million, EBITDA increased 21 percent to $253.6 million, and net income from continuing operations increased 39 percent to $82.8 million, or 59 cents per diluted share.

Cincinnati Bell completed Y2K testing in September. It expects no effect on its network, facilities and information technology systems are as a result of the Y2K event. Cincinnati Bell has spent a total of $20 million on Y2K, including $4.2 million year to date in 1999.

On July 21, Cincinnati Bell announced an agreement to acquire IXC Communications, Inc., a provider of advanced voice, data and Internet services for businesses over a nationwide, next-generation fiber network. Cincinnati Bell will exchange 2.0976 of its common shares for each IXC common share and assume about $1 billion in IXC debt in the transaction. Pending regulatory clearances, shareholder approvals and other conditions, the merger is expected to close at or before year-end.

In connection with the IXC acquisition, Cincinnati Bell issued $400 million in convertible subordinated debt to Oak Hill Capital Partners, a private investment firm. Cincinnati Bell also purchased 5 million IXC shares from IXC's largest shareholder, launched a repurchase program for Cincinnati Bell shares, and eliminated its common-share dividend.

"In just three months, we have made substantial progress toward combining Cincinnati Bell and IXC into an aggressive new player in the U.S. communications market," Ellenberger said. "Our goal is to create more value for shareholders by applying Cincinnati Bell's proven operational and financial strengths to IXC. Together, we will offer a full range of communications services for our Midwest customers, and attack new opportunities to integrate voice, data and Internet services for businesses nationwide."

                                  * * * * *

Cincinnati Bell provides competitive local, long distance, wireless, data, e-commerce, Internet and directory services to communications customers in the Cincinnati, Ohio, metropolitan area and in other Midwest southeast markets.

Note:

Information included in this news release contains forward-looking statements that involve potential risks and uncertainties for Cincinnati Bell. The future results of Cincinnati Bell could differ materially from those discussed herein. Factor that could cause or contribute to such differences include, but are not limited to, difficulties in completing or integrating acquisitions, Year-2000 compliance, and other factors disclosed in Cincinnati Bell's most recent S-4, 10-Q and 10-K reports to the SEC.


Cincinnati Bell Inc.
Consolidated Statements of Income

(Unaudited)

(In millions-except per share amounts)             For the Three Months                      For the Nine Months
--------------------------------------             Ended September 30,                       Ended September 30,
                                                     1999         1998          % Change       1999         1998         % Change
                                                     ----         ----          --------       ----         ----         --------
Revenues
--------
   Local Service                                   $108.5       $102.3          6             $317.3       $303.8            4
   Network Access                                    46.2         44.5          4              138.8        134.8            3
   Other Services                                    34.4         32.7          5              100.7         94.3            7
                                                   ------       ------                        ------       ------
Local Communication Services                        189.1        179.5          5              556.8        532.9            4
Directory Services                                   18.9         18.0          5               55.3         54.8            1
Wireless Services                                    25.8         -             -               61.7         -               -
Other Communications Services                        32.7         28.4          15              95.1         79.4           20
Intersegment                                         (4.1)        (3.3)         25             (10.7)        (8.5)          25
                                                   ------       ------                        ------       ------
   Total Revenues                                   262.4        222.6          18             758.2        658.6           15
                                                   ------       ------                        ------       ------

Costs and Expenses
------------------
Cost of Providing Services and Products Sold        112.1         91.8          22             329.0        274.0           20
Selling, General and Administrative                  58.2         51.9          12             171.4        156.0           10
Year 2000 Programming Costs                           0.5          2.5         (80)              4.2          7.7          (45)
Mandated Telecommunications Costs                     -            0.9           -              -            10.7             -
                                                   ------       ------                        ------       ------
   Operating Expenses Less Depreciation and
     Amortization                                   170.8        147.1          16             504.6        448.4           13
                                                   ------       ------                        ------       ------

EBITDA                                               91.6         75.5          21             253.6        210.2           21
Depreciation and Amortization                        33.3         28.4          17              98.2         82.4           19
                                                     ----         ----                         ----         ----
Operating Income                                     58.3         47.1          24             155.4        127.8           22

Wireless Venture                                     -            (7.5)          -              -           (16.2)           -
Minority Interest                                    (1.7)         -             -              (5.8)        -                -
Other Income (Expense), net                           0.8          0.4          25               0.5         (1.6)        (131)
Interest Expense                                     13.9          7.0          99              31.9         17.8           79
                                                   ------       ------                        ------       ------

Income From Continuing Operations Before
  Income Taxes                                       46.6         33.0          41            129.8         92.2            41

Income Taxes                                         18.8         12.0          40             47.0         32.6            44
                                                     ----         ----                         ----         ----

Income From Continuing Operations                    29.8         21.0          42             82.8         59.8            39

Discontinued Operations, Net of Taxes                -            27.4          -              -            54.1            -
                                                   ------       ------                        ------       ------

Net Income                                          $29.8        $48.4                        $82.8        $113.7
                                                   ======       ======                        ======       ======

Basic Earnings Per Common Share
-------------------------------
Income From Continuing Operations                    0.22         0.15          47             0.61         0.44            39
Income From Discontinued Operations                  -            0.21                         -            0.40
                                                   ------       ------                        ------       ------
Net Income                                          $0.22        $0.36                        $0.61        $0.84
                                                   ======       ======                        ======       ======

Diluted Earnings Per Common Share
---------------------------------
Income From Continuing Operations                    0.22         0.15          47             0.59         0.43            37
Income From Discontinued Operations                  -            0.20                         -            0.39
                                                   ------       ------                        ------       ------
Net Income                                          $0.22        $0.35                        $0.59        $0.82
                                                   ======       ======                        ======       ======

Dividends Declared Per Common Share                 $  -         $0.10                        $0.20        $0.30
                                                   ======       ======                        ======       ======

Weighted Average Common Shares Outstanding
  (millions)

   - Basic                                          134.1        136.0                         135.8        135.9
   - Diluted                                        137.7        138.1                         139.7        138.3

Other Data
----------
EBITDA Margin                                        34.9%        33.9%          3              33.4%        31.9%           5
Operating Margin                                     22.2%        21.2%          5              20.5%        19.4%           6

Capital Additions:

   Telephone Plant                                  $30.9        $23.2          33             $99.9       $105.4           (5)
   Other (including acquisitions)                    24.5          7.6          -               63.7         10.8            -
                                                   ------       ------                        ------       ------
      Total                                         $55.4        $30.8          80            $163.6       $116.2           41

Access Minutes of Use (millions)                    1,154        1,078           7             3,407        3,177            7

Market Price Per Share
----------------------
High                                              $26.500      $13.549                       $26.500     $15.769
Low                                               $16.313       $9.186                       $16.063      $9.186
Close                                             $19.438      $10.615                       $19.438     $10.615




Cincinnati Bell Inc.
Consolidated Statements of Income

(Unaudited)

(In millions-except per share amounts)               4th          1st           2nd          3rd          Trailing
                                                     Quarter      Quarter       Quarter      Quarter      Four
                                                     1998         1999          1999         1999         Quarters
                                                     ----         ----          ----         ----         --------

Revenues
---------
   Local Service                                    $104.1       $103.9        $104.9       $108.5        $421.4
   Network Access                                     45.1         45.8          46.8         46.2         184.9
   Other Services                                     35.3         31.9          34.4         34.4         135.0
                                                    ------       ------        ------       ------        ------
Local Communication Services                         185.5        181.8         186.1        189.1         742.3
Directory Services                                    18.1         18.1          18.3         18.9          73.4
Wireless Services                                     -            15.2          20.7         25.8          61.7
Other Communications Services                         28.4         30.6          31.8         32.7         121.5
Intersegment                                          (3.5)        (3.3)         (3.3)        (4.1)        (14.2)
                                                    ------       ------        ------       ------        ------
   Total Revenues                                    226.5        242.2         253.8        282.4         984.7
                                                    ------       ------        ------       ------        ------

Costs and Expenses
--------------------
Cost of Providing Services and Products Sold         95.6         107.1         109.8        112.1         424.5
Selling, General and Administrative                  48.0          55.1          58.1         58.2         219.4
Year 2000 Programming Costs                           3.2           2.4           1.3          0.5           7.4
Mandated Telecommunications Costs                    (0.1)        -             -            -              (0.1)
                                                    ------       ------        ------       ------        ------
   Operating Expenses Less Depreciation and
      Amortization                                  146.7         164.6         169.2        170.8         651.3
                                                    ------       ------        ------       ------        ------

EBITDA                                                79.8         77.6          84.4         91.6         333.4
Depreciation and Amortization                         28.7         32.3          32.6         33.3         126.9
Special Charges (Credits)                             (1.1)        -             -            -             (1.1)
                                                    ------       ------        ------       ------        ------
Operating Income                                      52.2         45.3          51.8         58.3         207.6

Wireless Venture                                     (11.1)       -             -            -             (11.1)
Minority Interest                                     -            (2.3)         (1.8)        (1.7)         (5.8)
Other Income (Expense), net                           (0.8)       -             -             0.5           (0.3)
Interest Expense                                       8.4          8.7           9.3         13.9         38.3
                                                    ------       ------        ------       ------        ------

Income From Continuing Operations Before Income
 Taxes                                                33.9         38.9          44.3         46.6         163.7

Income Taxes                                          11.7         14.2          16.0         16.8         58.7
                                                    ------       ------        ------       ------        ------

Income From Continuing Operations                     22.2         24.7          28.3         29.8         105.0

Discontinued Operations, Net of Taxes                 15.0         -             -            -             15.0

Extraordinary Item, Net of Taxes                       1.0         -             -            -             (1.0)
                                                    ------       ------        ------       ------        ------

Net Income                                           $38.2        $24,7         $28.3        $29.8        $119.0
                                                    ======       ======        ======       ======        ======


Basic Earnings Per Common Share
--------------------------------
   Income From Continuing Operations                  0.16         0.18          0.21         0.22         0.77
   Income From Discontinued Operations                0.11         -             -            -            0.11
   Extraordinary Item                                (0.01)        -             -            -            (0.01)
                                                    ------       ------        ------       ------        ------
   Net Income                                        $0.28        $0.18         $0.21        $0.22        $0.87
                                                    ======       ======        ======       ======        ======

Diluted Earnings Per Common Share
----------------------------------
   Income From Continuing Operations                  0.16         0.18          0.20         0.22         0.76
   Income From Discontinued Operations                0.11         -             -            -            0.11
   Extraordinary Item                                (0.01)        -             -            -            (0.01)
                                                    ------       ------        ------       ------        ------
   Net Income                                        $0.25        $0.18         $0.20        $0.22        $0.86
                                                    ======       ======        ======       ======        ======

Dividends Declared Per Common Share                  $0.10        $0.10         $0.10        $  -         $0.30
                                                    ======       ======        ======       ======        ======

Weighted Average Common Shares Outstanding (millions)

   -Basic                                            136.1        136.4         136.9        134.1        135.9
   -Diluted                                          138.0        140.1         140.9        137.7        139.1

Other Data
------------
EBITDA Margin                                        35.2%        32.0%         33.3%        34.9%        33.9%
Operating Margin                                     23.0%        18.7%         20.4%        22.2%        21.1%

Capital Additions:

   Telephone Plant                                   $30.8        $28.1         $40.9        $30.9        $130.7
   Other (including acquisitions)                    156.5         20.8          18.4         24.5         220.2
                                                    ------       ------        ------       ------        ------
     Total                                           $187.3       $48.9         $59.3        $55.4        $350.9

Access Minutes of Use (millions)                     1,086        1,142         1,111        1,154        4,493

Market Price Per Share
----------------------
   High                                            $15.588      $23.438       $26.500      $26.500      $26.500
   Low                                               $8.523       $16.063       $19.825      $18.313      $8.523
   Close                                             $15.438      $22.438       $24.938      $19.438      $19.438

(a) Excludes special credits



Cincinnati Bell Inc.
Consolidated Balance Sheets

(Unaudited)

(Dollars in Millions)                       September 30, December 31,  March 31,      June 30,      September 30,
                                            1998          1998          1999           1999          1999

Assets
------
Cash and Cash Equivalents                    $0.1         $10.1          $7.7           $4.1          $3.4
Receivables - Net                           153.4         138.0         135.4          149.0         146.2
Other Current Assets                         55.9          49.3          58.1           63.6          63.2
Property, Plant and Equipment - Net         609.5         698.2         706.6          727.4         748.5
Other Assets                                101.3         145.4         165.3          191.0         471.1
Net Assets of Discontinued Operations       471.6         -             -              -             -
                                         --------      --------      --------       --------      --------
   Total Assets                          $1,391.8      $1,041.0      $1,073.1       $1,135.1      $1,432.4
                                         ========      ========      ========       ========      ========

Liabilities and Shareowners' Equity
-----------------------------------
Debt Maturing in One Year                  $140.8        $186.2        $190.3         $250.3        $221.8
Other Current Liabilities                   211.1         219.1         219.4          195.0         216.1
Long-Term Debt                              267.5         366.8         366.5          366.3         766.1
Deferred Credits and Other Liabilities      125.2         126.8         135.4          147.0         136.8
Common Shareowners' Equity                  647.2         142.1         161.5          176.5         91.6
                                         --------      --------      --------       --------      -------
Total Liabilities and Shareowners'
  Equity                                 $1,391.8      $1,041.0      $1,073.1       $1,135.1      $1,432.4
                                         ========      ========      ========       ========      ========

Other Data
----------
Net Debt (Debt less Cash)                  $408.2        $542.9        $549.1         $612.5        $984.5

Common Shares Outstanding (millions)        136.4         136.4         137.5          137.8         131.6

Network Access Lines (000)

   Residence                                700           700           707            711           713
   Business                                 332           333           337            340           343
                                         --------      --------      --------       --------      --------
   Total                                  1,032         1,033         1,044          1,051         1,056

CBT Employees                             2,900         3,000         2,900          2,900         2,900

Access Lines Per CBT Employee               356           344           360            362           364



Cincinnati Bell Inc.

Operating Highlights

                                          3Q 1999                3Q 1998             Increase
                                          -------                -------             --------

Access Minutes of Use (millions)

Interstate                                    838                    794                 5.5%
Intrastate                                    316                    284                11.5%
                                        ---------              ---------
   Total                                    1,154                  1,078                 7.1%

Switched Access Lines

Residence                                 712,937                699,893                 1.9%
Business                                  342,720                331,632                 3.3%
                                        ---------              ---------
   Total                                1,055,657              1,031,525                 2.3%
Voice Grade Equivalents(a)                477,232                345,373                38.2%
                                        ---------              ---------
Total Switched Access Lines
  and Voice Grade

  Equivalents                           1,532,889              1,376,898                11.3%

FUSE Subscribers                           45,368                 27,179                66.9%
ADSL Subscribers                           11,865                      0                   NM

Telephone Employees per 10,000

Switched Access Lines                        27.6                   28.4

Residential Penetration Rates

Call Waiting                                46.9%                  44.5%
Caller ID                                   31.6%                  21.7%
Call Forward                                40.1%                  21.7%
Voice Messaging                             15.6%                   9.9%
Additional Lines                            12.9%                  12.2%

                                          3Q 1999                2Q 1999              1Q 1999
                                          -------                -------              -------

Wireless PCS

Subscribers                               112,466                 88,833               70,516
Penetration of Covered POPs                  5.6%                   4.4%                 3.7%
ARPU                                          $78                    $77                  $67
Monthly Churn                               1.51%                  1.37%                1.37%
Acquisition Cost per Gross Add               $387                   $395                 $422

(a) Voice Grade Equivalents used in calculations:
  ISDN BRI =   2
  ISDN PRI =  21
  DSO      =   1
  DSI      =  24
  DS3      = 672
